UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT of 1934

Date of report (Date of earliest event reported):  January 29, 2014

SCHNITZER STEEL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

299 SW Clay Street Suite 350 Portland, OR (Address of Principal Executive Offices)	97201 (Zip Code)

Registrant’s Telephone Number Including Area Code:  (503) 224-9900

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Schnitzer Steel Industries, Inc. (the “Company”) held its 2014 annual meeting of shareholders on January 29, 2014.  There were 26,598,472 shares of common stock entitled to be voted.  There were 20,200,175 shares voted in person or by proxy.  For more information on the following proposals submitted to shareholders, please see the Company’s proxy statement filed with the Securities and Exchange Commission on December 18, 2013.  Below are the final voting results.

Proposal No. 1 – Election of Directors

Name	For	Withhold	Broker Non-Votes
Wayland R. Hicks	16,684,306	3,515,869	0
Judith A. Johansen	16,586,826	3,613,350	0
Tamara L. Lundgren	19,730,770	469,406	0

Proposal No. 2 – Advisory Resolution on Executive Compensation

For	Against	Abstain	Broker Non-Votes
15,338,420	4,835,078	26,677	0

 Proposal No. 3 – Approval of the Amended and Restated 1993 Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
11,209,806	8,959,121	31,248	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC. (Registrant)

Dated: January 30, 2014	By:	/s/ Richard C. Josephson
Name: Richard C. Josephson
Title: Sr. V.P., General Counsel and Secretary